October 16, 2019 Dear Shareholders: Greetings! This letter summarizes Tecogen’s accomplishments since the last shareholder update as well as recent sales, technology development activity, and management’s outlook, which we believe you will find both informative and positive. At the time of our last letter, Tecogen had just completed the acquisition of the American DG Energy assets, which consisted primarily of Tecogen chillers and cogeneration systems installed and operating in various host facilities. As we announced in March of this year, we were able to sell a substantial portion of these systems to a financial investor for $7M. Tecogen continues to maintain and operate the equipment while also providing management and billing services. This sale and long-term relationship were strategically important and timely because the proceeds of the sale have supported our substantial research activities as well as our core business, which has experienced both increased working capital requirements and slow reimbursement from government energy incentives. In the past year, Tecogen has expanded its service center locations to include a service center in Tampa, Florida, and plans to establish an 11th service center in a new North American geography pending a large order expected in Q4. We anticipate that product sales will continue in both areas, and that the typical accompanying service contract opportunities will support growth of our service business. Regulatory / Market Drivers As we discussed in our last letter, Tecogen has had significant success in selling chillers into the emergent indoor cultivation industry with conventional crops (lettuce and cucumbers) and to a greater degree, cannabis cultivators. Our cannabis business is based on improved efficiency that results in lower operating costs for cultivators, but also requires increased capital for long term capital investments. Although access to capital by cannabis related businesses has been constrained by prohibitive federal banking regulations, we are seeing positive developments in Congress which may eliminate or greatly ease legal constraints on financing opportunities. With bi-partisan support, the U.S. House of Representatives recently passed the SAFE Banking Act which would give cannabis related businesses operating in accordance with state law access to loans, lines of credit and other banking services, and establish legal protection for financial institutions and other providers of products and services to cannabis related businesses. While Senate action is still required to advance the legislation, we are encouraged that the consensus seems to be moving in the direction of eliminating financing constraints for cannabis related businesses. Tecogen Inc. 45 First Avenue, Waltham, MA 02451 • ph: 781-466-6400 • fax: 781-466-6466 • www.tecogen.com

The Hemp Farming Act (enacted in December 2018) changed the status of hemp under federal law from a controlled substance to an agricultural commodity, allowing farmers to obtain production licenses, loans, and federal crop insurance, and 41 states have made hemp cultivation and commerce legal. While hemp is generally grown outdoors, the processing required to extract CBD (Cannabidiol) is energy intensive and requires substantial cooling and low temperature refrigeration. We are hopeful this market will develop in a similar fashion to indoor cultivation and become a significant opportunity for Tecogen product sales. We are closely following the developments in California regarding widespread voluntary power outages initiated by PG&E to prevent forest fires caused by downed energized power lines. PG&E has de-energized portions of their grid during periods of high winds (a regular condition in much of the state) as a safety precaution, resulting in multi-day outages to hundreds of thousands of customers. Placement of Tecogen power generation equipment in areas close to power users will reduce the need for power lines to run through large fire-prone areas and permit continuous operations of critical facilities. State limits on emissions of decentralized power generation equipment has been a constraint on the use of many power generation systems, and Tecogen’s emissions control technology may make Tecogen power generation equipment (and equipment on which our emissions control technology has been installed) a preferred solution for decentralized power generation. As we reported in our last earnings call, Tecogen’s Ultera emissions system has been successfully applied to power generation equipment in the Los Angeles area, and has been permitted for continuous use under the most stringent emissions control standards that we are aware of. For this application the customer operates machinery powered by overhead lines dispersed over a large area with significant combustible undergrowth. Conventional generators, which are exempt from the stringent emissions regulations in the region for operation of less than 200 hours per year, were not viable for the project due to the need for frequent operation. Low- cost natural gas power generation equipment used by the customer was retrofitted with Tecogen’s Ultera technology and was permitted without limitations on the duration of operation under regulations that we believe require the lowest emissions levels under any domestic or international regulations. We believe that if PG&E continues to address fire risk by de- energizing power lines, this may become a significant opportunity for Tecogen in regions where emissions restrictions limit the use of equipment that cannot satisfy strict emissions limits. Sales Activity This year, we have maintained our high backlog of $25-28M and have announced important sales to a wide variety of customers, including those in our traditional cogeneration markets, such as large multifamily residents, schools and universities, and heath care facilities. Significant orders recently announced include: a 5-unit Tecochill skating rink sale, a Manhattan data center, and a multi-school sale. Notably, sales of our air-conditioning product (TecochillTM) have surged in some of these same markets, but also in new markets such as indoor cultivation and ice rink Tecogen Inc. 45 First Avenue, Waltham, MA 02451 • ph: 781-466-6400 • fax: 781-466-6466 • www.tecogen.com surface cooling. In the period since our last letter, our air conditioning product sales were approximately equal to that of our cogeneration products. Our chillers address a large market that we believe offers great opportunity for long-term sustainable growth, made possible largely due to our low emissions technology and the abundance of natural gas. In September, the company shipped its first TecofrostTM unit, manufactured in conjunction with the Vilter division of Emerson Electric Company, to a skating rink in Massachusetts. The Tecofrost is an ammonia-based compressor package driven by our UlteraTM equipped natural gas engine and is used for cooling in industrial applications where ammonia is the preferred refrigerant because it is inexpensive, efficient, has minimal negative climate impact, and can achieve very low cooling temperatures. Tecogen produced a similar product 15 to 20 years ago that was discontinued due to high natural gas prices and difficulty in complying with emissions regulations. Use of our Ultera emissions system, and persistent low natural gas prices, have removed these impediments, and we are hopeful that we can achieve success in the industrial cooling sector, much like our Tecochill experience in the air-conditioning marketplace. Technology Development Tecogen has continued its aggressive research activities in the areas of new product development relating to advanced engine emissions control systems, branded as Ultera Emissions, and product enhancements that facilitate distributed energy. Highlights of our activities in these areas include the following: • Mitsubishi Caterpillar Forklift of America. We have been working for several years on the application of Ultera to the forklift market with MCFA and the U.S. propane industry, and we have demonstrated emissions aftertreatment effectiveness consistent with our goal of a near-zero forklift product. In mid-October we are hosting a contingent of engineers from MCFA (Houston) and Japan (the Mitsubishi affiliated engine supplier) to collaborate with Tecogen engineers in tuning the engine for optimal emission reduction performance. • Large Ultera System for Stationary Natural Gas Engine Application. A California water district has provided funding for Tecogen to design and deliver an Ultera system for an 800 horsepower Caterpillar engine. We have delivered the design, which will be the largest Ultera system to date, and anticipate an order for two such systems in early 2020. Another water district in California is also in the engineering stages of specifying Ultera on similarly sized Caterpillar engines. • Smart Inverter Certification for InVerde e+. New inverter requirements by utilities are being adopted in our markets that will require DG (distributed generation) equipment with inverters to respond to utility command and control to support the power grid. Tecogen has successfully completed the first phase of the certification process Tecogen Inc. 45 First Avenue, Waltham, MA 02451 • ph: 781-466-6400 • fax: 781-466-6466 • www.tecogen.com

(demonstration of performance of control functions) on our Inverde e+ systems, and we will begin work on the second phase (demonstration of utility internet communication protocol) when the regulations are finalized. We believe that these certifications will give Tecogen considerable market advantage as we increase the technical gap with our competitors and are able to work with utilities to maintain a stable grid that it is increasingly saturated with unpredictable DG sources such as wind and solar. We appreciate your continuing support of Tecogen and we look forward to continuing to position the company to take advantage of sales opportunities and continue to develop technologies that give Tecogen a competitive advantage in a changing regulatory environment for energy production and control. Sincerely, Benjamin Locke, CEO Robert Panora, COO Tecogen Inc. 45 First Avenue, Waltham, MA 02451 • ph: 781-466-6400 • fax: 781-466-6466 • www.tecogen.com

Forward Looking Statements This letter contains “forward-looking statements” which may describe strategies, goals, outlooks or other non-historical matters, or projected revenues, income, returns or other financial measures, that may include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," "target," "potential," "will," "should," "could," "likely," or "may" and similar expressions intended to identify forward-looking statements. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors that may cause our actual results to differ materially from those expressed or implied by such forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update or revise any forward-looking statements. In addition to those factors described in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q under “Risk Factors”, among the factors that could cause actual results to differ materially from past and projected future results are the following: fluctuations in demand for our products and services, competing technological developments, issues relating to research and development, the availability of incentives, rebates, and tax benefits relating to our products and services, changes in the regulatory environment relating to our products and services, integration of acquired business operations, and the ability to obtain financing on favorable terms to fund existing operations and anticipated growth. Tecogen Inc. 45 First Avenue, Waltham, MA 02451 • ph: 781-466-6400 • fax: 781-466-6466 • www.tecogen.com